                              SECURITY AGREEMENT

                                                Date: June 5, 1997

1. GRANT OF SECURITY INTEREST

DM Management Company, a Delaware Corporation with a principal place of business at 25 Recreation Park Drive, Hingham, Massachusetts 02043 (the "Debtor") hereby grants to Citizens Bank of Massachusetts (the "Secured Party"), a security interest in all of the Debtor's present and future right, title and interest in and to the property described on Exhibit A (all of which is hereinafter called the "Collateral") to secure (a) the full payment of the sum of $6,000,000.00, or such lesser amount which shall have been advanced, together with interest and other charges, all as provided in a certain "Revolving Note" of the Debtor (as defined in a certain Loan Agreement ("Loan Agreement") of even date herewith by and between the Debtor and the Secured Party) to the order of the Secured Party of even date herewith, executed and delivered pursuant to the Loan Agreement in the original face amount of $6,000,000.00, together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (b) the full payment of the sum of $1,650,000.00, or such lesser amount as may be the face amount of a certain "Real Estate Note" (as defined in the Loan Agreement) of the Debtor to the order of the Secured Party, executed and delivered by the Debtor to the Secured Party, pursuant to the Loan Agreement, with interest and other charges as provided therein, together with all substitutions and replacements therefor and all renewals and extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (c) the full payment of the sum of $3,600,000.00, with interest and other charges, all as provided in a certain Term Note (as defined in the Loan Agreement) of the Debtor to the order of the Secured Party of even date herewith, executed and delivered by the Debtor to the Secured Party pursuant to the Loan Agreement, in the original face amount of $3,600,000.00, together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (d) the full payment of the sum of $1,650,000.00, with interest and other charges, all as provided in a certain Interim Note (as defined in the Loan Agreement) of the Debtor to the order of the Secured Party of even date herewith, executed and delivered by the Debtor to the Secured Party pursuant to the Loan Agreement, in the original face amount of $1,650,000.00, together with all substitutions or replacements therefor and all renewals or extensions thereof and the full performance of all other obligations of the maker of said note as provided therein; (e) the full payment and performance by the Debtor of all other indebtedness, obligations and liabilities of the Debtor to the Secured Party, under the Loan Agreement (including, without limitation, all "Obligations", as defined in the Loan Agreement) which Loan Agreement provides, among other things, for the establishment of a "Revolving Loan" (as defined therein) pursuant to which "Advances" (as defined therein) may be made from time to time, and for repayment of all or a portion of the outstanding balance of such Advances together with interest and other charges, all in accordance therewith, for the issuance of letters of credit pursuant to "L/C Applications" (as defined therein) therein and for the grant of "Loans" (as defined therein) as provided therein; and (f) the full payment and performance of all covenants and agreements herein contained on the part of the Debtor to be kept and performed (collectively hereafter referred to as "Obligations").

Notwithstanding the foregoing, the grant hereby of a security interest in that portion of the Collateral which is "Fleet Investment Property" (as such term is defined in the Loan Agreement) shall secure only the full payment of the Term Note with interest and all other charges relating thereto, including, without limitation, all expenses of collection.

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2.  REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF DEBTOR

Debtor hereby represents and warrants that:

(a) Debtor has the power to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement (i) have been duly authorized and are within its powers, (ii) will not violate any provision of its organizational documents, (iii) will not violate any law, regulation of court order and (iv) will not result in a default under any agreement of indenture to which the Debtor is a party.

(b) Debtor has good and marketable title to the property and assets which are reflected on its financial statements, tax returns or other information furnished to the Secured Party, and which Debtor purports to own, except such property and assets as have been disposed of in the ordinary course of business after the date of any such document. All of the Collateral is owned by the Debtor free and clear of all liens, pledges, security interests and mortgages, except for liens, pledges, security interests or mortgages in favor of the Secured Party or liens, pledges, security interests or mortgages previously disclosed to the Secured Party in writing and acknowledged in writing by the Secured Party or as otherwise provided in the Loan Agreement. No effective financing statement covering the Collateral or any proceeds thereof is on file in any public office, except as disclosed in writing to the Secured Party or as otherwise provided in the Loan Agreement.

(c) Debtor has not, during the preceding five (5) years, changed its name, been a party to a merger, or used any other name except as previously described to the Secured Party in writing.

(d) The Debtor's principal place of business and the Debtor's chief executive office is the location set forth on Exhibit A noted as "Debtor's Address." The Debtor maintains places of business and the Collateral is now and will continue to be kept at such location and at the additional locations, if any, noted as "Additional Collateral Locations" on Exhibit B until such time it shall be moved, which shall occur only after at least thirty (30) days written notice to Secured Party and the execution by Debtor and filing of such additional filing statements as Secured Party shall request.

(e) If any of the Collateral now existing or hereafter acquired is or is to be attached to real estate, a description of said real estate to which such Collateral is or is to be attached and the name and address of each record owner thereof is set forth on Exhibit B noted as "Owner and Description of Real Estate" or will be provided in writing to Secured Party on Demand.

3.  COVENANTS AND AGREEMENTS OF DEBTOR

Debtor hereby agrees and covenants that:

(a) Debtor will keep the Collateral free from all liens, security interests and encumbrances except for the security interest granted herein or those specifically permitted in writing by the Secured Party or permitted by the Loan Agreement and will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein. Debtor will not sell or otherwise transfer the Collateral or any interest therein except inventory in the ordinary course of business or as otherwise provided in the Loan Agreement.

(b) Debtor will not change its name without giving the Secured Party 30 days prior written notice in which it sets forth its new name and the date on which the new name shall first be used. Debtor shall maintain its principal place of business and chief executive office, or if the Debtor is an individual with no place of business, its residence, at the address set forth on


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
Exhibit A noted as "Debtor's Address." Debtor shall, at all times, keep the Secured Party accurately informed in writing of each location where the Debtor's assets are kept and of each of its places of business and Debtor shall not remove any records to another state or change the location or open or close, move or change any existing or new place of business without giving the Secured Party at least thirty (30) days' prior written notice thereof.

(c) Debtor will, at its expense, furnish to the Secured Party upon its demand such further information, will execute and deliver to the Secured Party such financing statements and other agreements, instruments or documents, and will do all such acts as the Secured Party may, at any time or from time to time, reasonably request, or as may be necessary or appropriate to establish and maintain a valid and enforceable security interest of the Secured Party in the Collateral as provided in the Loan Agreement.

(d) Debtor will keep the Collateral (to the extent that it consists of tangible property) at all times insured against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties as the Secured Party may reasonably require, including collision in the case of any motor vehicle, all in such amounts (but in no event in an amount less than the full insurable value thereof), under such forms of policies, under such terms, for such periods and written by such companies or underwriters as Secured Party may approve, which approval may not be unreasonably withheld, losses in all cases to be payable first to the Secured Party "as its interest may appear." All policies of insurance shall provide for at least thirty (30) days' prior written notice of cancellation to the Secured Party, and Debtor shall furnish the Secured Party with certificates of such insurance or other evidence satisfactory to the Secured Party as to compliance with the provisions of this paragraph. Debtor hereby irrevocably appoints Secured Party to act (such appointment being coupled with an interest) as attorney-in-fact for Debtor in making, adjusting and settling claims under such policies of insurance or endorsing Debtor's name on any drafts drawn by insurers of the Collateral or any other documents to effect collection. In the event of any loss or damage to any of the Debtor's assets, including the Collateral, Debtor shall give immediate written notice to Secured Party and to Debtor's insurers of such loss or damage and shall promptly file proofs of loss with said insurers.

(e) Debtor will notify the Secured Party in writing promptly upon its learning of any event, condition, loss, damage, litigation, administrative proceeding or other circumstance which may materially and adversely affect the Collateral.

(f) Debtor will keep the Collateral in good order and repair, reasonable wear and tear excepted, will not waste or destroy the Collateral or any part thereof and will not use the Collateral in violation of any applicable statute, ordinance or policy of insurance thereon. The Secured Party may examine and inspect the Collateral, the Debtor's books and records and any documents or instruments relating to the Collateral at any reasonable time or times and, prior to an Event of Default, upon reasonable notice wherever located.

(g) At its option, but without obligation to do so, the Secured Party may upon and during the continuance of an Event of Default and with prior notice to Debtor, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; may place and pay for insurance on the Collateral; may order and pay for the repair, maintenance and preservation of the Collateral; and may pay any fees for filing or recording such instruments or documents as may be necessary or desirable to perfect the security interest granted herein. The Debtor agrees to reimburse the Secured Party on demand for any reasonable out-of-pocket payment made or expense incurred by the Secured Party pursuant to the foregoing authorization, and all such payments and expenses shall constitute part of the principal amount of The Revolving Loan.

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(h) If any part of the Collateral is a fixture, the Debtor will, on demand, use reasonable efforts to furnish the Secured Party with a disclaimer or release signed by all persons having an interest in the real estate or any interest in the Collateral which is prior to the Secured Party's interest.

(i) If any account or other Collateral is ever represented or evidenced by a promissory note, Debtor will immediately deliver such note to the Secured Party, endorsed in such manner as Secured Party may require.

(j) At any time or times that an Event of Default has occurred, and is continuing, Secured Party may notify any account debtors of its security interest in accounts and collect all amounts due thereon, and the Debtor agrees, at the request of the Secured Party, to notify in writing all or any account debtors of the Secured Party's interest in the Collateral in whatever manner Secured Party requests and, if Secured Party so requests, to permit the Secured Party to mail such notices at the Debtor's expense. Until the Secured Party shall otherwise notify the Debtor as provided herein, all proceeds of and collections of Collateral shall be retained by the Debtor and used solely for the ordinary and usual operation of the Debtor's business and as permitted by the Loan Agreement. From and after such notice by the Secured Party to the Debtor, all proceeds of and collections of the Collateral shall be held in trust by the Debtor for the Secured Party and shall not be commingled with the Debtor's other funds or deposited in any bank account of the Debtor and the Debtor agrees to deliver to the Secured Party on the dates of receipt thereof by the Debtor, duly endorsed to the Secured Party or to bearer, or assigned to the Secured Party, as may be appropriate, all proceeds of the Collateral in the identical form received by the Debtor.

(k) Upon the occurrence of an Event of Default and during the continuation thereof, Secured Party may direct account debtors to make payments directly to the Secured Party, and to perform all acts the Debtor could take to collect on such accounts, including, but without limitation, the right to notify postal authorities to change the address for delivery, open mail, endorse checks, bring collection suits, and realize upon Collateral securing such accounts.

(l) Secured Party may from time to time after the occurrence and during the continuance of an Event of Default without demand or notice, apply and set off any deposit accounts of Debtor with Secured Party and any other amounts owing from Secured Party to Debtor, against any and all Obligations even though such Obligations be unmatured and regardless of the adequacy of security for the Obligations.

(m) After the occurrence and during the continuance of an Event of Default, Debtor hereby irrevocably constitutes and appoints the Secured Party as the Debtor's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Debtor but for the sole benefit of the Secured Party, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the Inventory and other
Collateral: to enforce collection of the Collateral, either in its own name or in the name of the Debtor, including, without limitation, executing releases, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral, to receive, open and dispose of all mail addressed to the Debtor and to take therefrom any remittances or proceeds of Collateral in which the Secured Party has a security interest, to notify Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Secured Party shall designate, to endorse the name of the Debtor in favor of the Secured Party upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature: to sign and endorse the name of the Debtor on and to receive as secured party any of the Collateral, any invoices, schedules of Collateral, freight

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or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Debtor on any notice to the Debtors or on verification of the Collateral, and to sign and file or record on behalf of the Debtor any financing or other statement in order to perfect or protect the Secured Party's security interest. The Secured Party shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Secured Party elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Debtor except for gross negligence, willful misconduct or bad faith. All powers conferred upon the Secured Party by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Debtor to the Secured Party shall remain unpaid.

4.  EVENT OF DEFAULT

"Event of Default" shall have the meaning provided in the Loan Agreement.

5.  REMEDIES

Upon and after the occurrence of an Event of Default, all of the Obligations, may, at the option of the Secured Party and without demand, notice or legal process of any kind, be declared, and immediately shall become due and payable, and the Secured Party shall have the following additional rights and remedies:

(a) All of the rights and remedies of a secured party under the Uniform Commercial Code or any other applicable law or at equity, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or in any other agreement, document or instrument evidencing, governing or securing the Obligations.

(b) The right to (i) take possession of the Collateral, without resort to legal process and without prior notice to Debtor, and for that purpose Debtor hereby irrevocably appoints (such appointment being coupled with an interest) the Secured Party its attorney-in-fact to enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral therefrom, or (ii) require the Debtor to assemble the Collateral and make it available to Secured Party in a place designated by the Secured Party which is reasonably convenient to Debtor and Secured Party The Debtor shall make available to the Secured Party all premises, locations and facilities necessary for the Secured Party's taking possession of the Collateral or for removing or putting the Collateral in salable form.

(c) The right to sell or otherwise dispose of all or any part of the Collateral by public or private sale or sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor at least seven (7) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition (which may include, without limitation, a public sale or lease of all or part of the Collateral) is to be made. The Debtor agrees that seven (7) days is a reasonable time for such notice. The Secured Party, its employees, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is subject to widely distributed standard price quotations. Any public or private sale shall be free from any right of redemption which the Debtor waives and releases. If there is a deficiency after such sale and the application of the net proceeds from such sale, the Debtor shall be responsible for the same, with interest at the highest rate provided for the Obligations.
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6.  WAIVERS

DEBTOR AND SECURED PARTY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDINGS HEREAFTER INSTITUTED BY OR AGAINST THE DEBTOR OR THE SECURED PARTY IN RESPECT OF THIS AGREEMENT, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THE OBLIGATIONS HEREBY SECURED OR THE COLLATERAL.

FURTHER, DEBTOR WAIVES NOTICE OF NON-PAYMENT, DEMAND, PRESENTMENT, PROTEST OR NOTICE OF PROTEST OF THE COLLATERAL AND ALL OTHER NOTICES, CONSENTS TO ANY RENEWALS OR EXTENSIONS OF TIME OF PAYMENT THEREOF AND GENERALLY WAIVES ANY AND ALL SURETYSHIP DEFENSES AND DEFENSES IN THE NATURE THEREOF.

7.  GENERAL

(a) Secured Party shall have the unrestricted right from time to time to apply (or to change any application already made) the proceeds of any of the Collateral to any Obligations, as the Secured Party, in its sole discretion, may determine.

(b) No waiver by the Secured Party of any Event of Default shall be effective unless in writing nor operate as a waiver of any other Event of Default or of the same Event of Default on a future occasion, nor shall the failure or delay of the Secured Party to exercise, or the partial exercise of, any right, power or privilege provided for hereunder in any circumstances preclude the full exercise of such right, power or privilege in the same or similar circumstances in the future or the exercise of any other right or remedy.

(c) This Security Agreement is intended as the final, complete and exclusive statement of the provisions contained in this Security Agreement. No amendment, modification, termination or waiver of any provision of this Security Agreement or consent to any departure by the Debtor therefrom shall, in any event, be effective unless the same shall be in writing and signed by the Secured Party. Any waiver of, or consent to any departure from, any provision of this Security Agreement shall be effective only in the specific purpose for which it is given, and shall not be deemed to extend to similar situations or to the same situation at a subsequent time. No notice to or demand upon the Debtor shall in any case entitle Debtor to any other or further notice or demand in similar or other circumstances.

(d) All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all obligations of the Debtor shall bind the heirs, legal representatives, successors and assigns of Debtor.

(e) Debtor will pay to the Secured Party on demand any and all costs and expenses, including reasonable attorney's fees and expenses relating to the appraisal and/or valuation of assets and all costs and expenses incurred or paid by the Secured Party in establishing, exercising, collecting, defending, preserving, protecting, administering or enforcing its rights in the Collateral or under any of the Obligations.

(f) This Security Agreement and the security interest created hereby shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(g) Whenever possible, each provision of this Security Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall to any extent be held invalid or unenforceable, then only such

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
provision shall be deemed ineffective and the remainder of this Security Agreement shall not be affected thereby.

(h) Debtor will execute and deliver to the Secured Party any writings and do all things reasonably necessary, to carry into effect the provisions and intent of this Agreement, or to vest more fully in or assure to the Secured Party (including, without limitation, all steps to create and perfect) the security interest in the Collateral granted to the Secured Party by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral.

      IN WITNESS WHEREOF, Debtor has duly authorized and executed this Agreement as a sealed agreement as of the date first above written.

                               DEBTOR:

                               DM MANAGEMENT COMPANY

                               By: /s/ Olga L. Conley
                                  -------------------------------------
                                  Olga L. Conley, its Vice President of
                                  Finance

                               SECURED PARTY:

                               CITIZENS BANK OF MASSACHUSETTS

                               By: /s/ Lori B. Leeth VP
                                  -------------------------------------
                                  Lori B. Leeth, Vice President


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
                                  EXHIBIT A
                                      to
                              SECURITY AGREEMENT


Debtor, Debtor's Address:

DM Management Company
25 Recreation Park Drive
Hingham, MA 02043
Attention:  Olga L. Conley,
            Vice President of Finance


Collateral:

All of the following property of Debtor, wherever located and whether now existing or hereafter created or acquired:

All COLLATERAL as defined in that Loan Agreement by and between Debtor and Citizens Bank of Massachusetts as Secured Party dated June 5, 1997, including without limitation INVESTMENT PROPERTY.

All equipment as defined in the Massachusetts Uniform Commercial Code ("UCC"), including all machinery, tools, parts, furniture, furnishings, trade fixtures, and motor vehicles, and additions and accessions thereto and substitutions and replacements therefor;

All "inventory", as defined in the UCC, including raw materials, work in process, finished goods, and all goods held for sale or lease or to be furnished under contacts for service or which have been so furnished, and materials used or consumed or to be used or consumed in the business of the Debtor;

All "accounts", as defined in the UCC, including all rights of payment for goods sold or leased or services rendered, all rights of payment under contracts whether or not currently due or not yet earned by performance, all other obligations and amounts of every kind and nature owning to the Debtor, including all rights the Debtor may have or acquire for securing or enforcing the foregoing:

All "general intangibles", as defined in the UCC, including goodwill, trade secrets, computer programs, customer lists, trade names, trademarks, copyrights, franchises, licenses, patents, income tax refunds, and choses in action;

All "chattel paper" as defined in the UCC;

All "documents", as defined in the UCC, and all instruments, as defined in the UCC, whether or not negotiable;

All books and records relating to the COLLATERAL;

All "deposit accounts" as defined in the UCC, and all other accounts maintained by the Debtor with any bank, trust company, investment firm or fund or any similar institution or organization;

All "investment property" as defined in the UCC including all stocks and other securities, rights in and to brokerage and other security accounts, and rights and entitlements to securities, and all other property in the nature of investment property;

Any deposits, credits, collateral or property of the Debtor at any time now or hereafter in the possession, custody, safekeeping or control of the Secured Party;

All products, accessions, and proceeds, including insurance and condemnation proceeds, of any of the foregoing.

All "collateral" as defined in the Loan Agreement whether or not described above.

                                  EXHIBIT B
                                      to
                              SECURITY AGREEMENT


                       ADDITIONAL COLLATERAL LOCATIONS

                   See Exhibit 10.13 to the Loan Agreement


                     OWNER AND DESCRIPTION OF REAL ESTATE

The REAL ESTATE (as defined in the Loan Agreement) and the leased real property described in Exhibit 9.20 to the Loan Agreement.